UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 14, 2011
Date of Report (Date of earliest event reported)

The St. Joe Company
(Exact Name of Registrant as Specified in its Charter)

Florida	1-10466	59-0432511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

133 South WaterSound Parkway WaterSound, FL	32413
(Address of Principal Executive Offices)	(Zip Code)
(850) 588-2250
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-17.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 14, 2011, Bruce R. Berkowitz and Charles M. Fernandez, members of the Board of Directors (the “Board”) of The St. Joe Company (“St. Joe”), informed the Board of their decision to resign as members of the Board, effective immediately. Messrs. Berkowitz and Fernandez tendered their resignation from the Board in an email to the Board dated February 14, 2011, a copy of which is attached as exhibit 17.1 hereto and is incorporated by reference herein.
Following their joining the Board of St. Joe on January 1, 2011, Messrs. Berkowitz and Fernandez raised a number of matters regarding St. Joe's business strategy, management, corporate governance and compensation practices. Mr. Berkowitz discussed with management and the Board the level of St. Joe's spending, anticipated future losses, and whether the compensation structure properly aligns management's interests with those of the shareholders. Mr. Berkowitz also raised with the Board his views of St. Joe's corporate governance structure, including the composition of the Board and management. The Board's Governance and Nominating Committee agreed with Mr. Berkowitz that the addition of new, highly-qualified independent directors was desirable and in the best interests of St. Joe and its shareholders. However, the Committee did not agree with him as to the most appropriate way to effect changes to the Board or management, or that those changes needed to be put in place earlier than the anticipated date of mailing in March 2011 of St. Joe's proxy statement for its annual meeting of shareholders.
St. Joe has provided Messrs. Berkowitz and Fernandez a copy of the disclosures it is making in this Item 5.02 no later than the day of filing this Form 8-K with the Securities and Exchange Commission (the “SEC”). St. Joe has also provided Messrs. Berkowitz and Fernandez the opportunity to furnish St. Joe, as promptly as possible, a letter addressed to St. Joe stating whether they agree with the statements made by St. Joe in this Item 5.02, and, if not, stating the respects in which they do or do not agree. St. Joe will file any correspondence received from Messrs. Berkowitz and Fernandez by St. Joe with the SEC as an exhibit by an amendment to this Form 8-K within two business days after receipt by St. Joe.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

17.1	Email to the Board of Directors of The St. Joe Company from Bruce R. Berkowitz and Charles M. Fernandez, dated February 14, 2011.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 18, 2011

THE ST. JOE COMPANY
By:	/s/ Reece B. Alford
	Name:	Reece B. Alford
	Title:	Senior Vice President Corporate Counsel and Secretary

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EXHIBIT INDEX

Exhibit
No.	Description

17.1	Email to the Board of Directors of The St. Joe Company from Bruce R. Berkowitz and Charles M. Fernandez, dated February 14, 2011.

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